SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2011

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5445 DTC Parkway, P4

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(303) 418-1000

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Ampio Pharmaceuticals, Inc. (“Ampio” or the “Company”) is not required to file information pursuant to this Item as a result of the Company’s common stock no longer being quoted on the OTC Bulletin Board as of May 19, 2011. Please see Item 7.01 below for further information concerning the Company’s common stock commencing trading on The NASDAQ Capital Market on May 19, 2011.

Item 7.01	Regulation FD Disclosure

On May 17, 2011, Ampio issued a press release announcing that the Company had been notified by the NASDAQ Stock Market that the Company’s application to list its common stock on The NASDAQ Capital Market (the “Capital Market”) had been approved. Thereafter, on May 19, 2011, Ampio issued a press release that its common stock would commence trading on the Capital Market on May 19, 2011. The Company’s common stock continues to trade under the symbol “AMPE.” Concurrent with the Company’s common stock commencing trading on the Capital Market, the Company’s common stock ceased trading on the OTB Bulletin Board.

Copies of the news releases of May 17, 2011 and May 19, 2011 are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference. The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Ampio under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report:

99.1    Press Release dated May 17, 2011.

99.2    Press Release dated May 19, 2011.

This Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate” “believe,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K and the Exhibits hereto are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2011, and its Form 10-Qs on file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Donald B. Wingerter, Jr.
Donald B. Wingerter, Jr.
Chief Executive Officer

Dated: May 20, 2011

AMPIO PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release issued by Ampio Pharmaceuticals, Inc. on May 17, 2011 announcing the Company’s application to list its common stock on The NASDAQ Capital Market had been approved.	Furnished herewith

99.2	Press Release issued by Ampio Pharmaceuticals, Inc. on May 19, 2011 announcing the common stock would commence trading on The NASDAQ Capital Market on May 19, 2011.	Furnished herewith

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